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                                    FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: July 27, 1999


                         THE SIRENA APPAREL GROUP, INC.
             (Exact name of registrant as specified in its charter)


       Delaware                          0-24636                    36-2998726
----------------------------          ------------             ----------------------
(State or other jurisdiction          (Commission                (I.R.S. Employer
      of incorporation)               File Number)             Identification Number)


                           2825 South Santa Fe Avenue
                            Vernon, California 90058
                    ----------------------------------------
                    (Address of principal executive offices)



                                 (323) 581-9700
                         -------------------------------
                         (Registrant's telephone number,
                              including area code)

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Item 6. Resignations of Registrant's Directors.

     Effective as of July 22, 1999, Howard H. Hedinger resigned as a member and as Chairman of the Board of Directors of The Sirena Apparel Group, Inc. (the "Company"). Steven R. Ludeman, who was newly appointed to the Company's Board of Directors, also resigned effective as of July 22, 1999. Copies of their respective letters of resignation are attached hereto as Exhibits 99.1 and 99.2.

Item 7. Exhibits.

     (c)   Exhibits.

              99.1   Resignation of Howard H. Hedinger dated 7/22/99.

              99.2   Resignation of Steven R. Ludeman dated 7/22/99.



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                                  EXHIBIT INDEX


Exhibit Number   Exhibit
--------------   -------
     99.1        Resignation of Howard H. Hedinger dated 7/22/99.

     99.2        Resignation of Steven R. Ludeman dated 7/22/99.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  July 27, 1999                   THE SIRENA APPAREL GROUP, INC.



                                        By: /s/ Richard Matthews
                                            ------------------------------------
                                        Name:  Richard Matthews
                                        Title: Chief Executive Officer

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